SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Joint Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CLOSED-END FUND PROXY CONTEST FACT SHEET FOR: PIMCO MUNICIPAL CLOSED-END FUNDS

ANNUAL MEETING IMPORTANT DATES		ANNUAL MEETING LOCATION
Record Date	OCTOBER 18, 2019	OFFICES OF PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Mail Date	NOVEMBER 12, 2019	1633 BROADWAY, 42ND FLOOR
Meeting Date	DECEMBER 17, 2019 @ 11:00 AM (ET)	NEW YORK, NEW YORK 10019
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker Symbols	SEE PAGE 6	Inbound Line	1-866-406-2288
CUSIPs	SEE PAGE 6	Website	www.pimco.com

PIMCO has received notice that, at the upcoming annual meeting, Dryden Capital Fund, LP intends to nominate another non-incumbent candidate for election as a preferred share Trustee of each Municipal Closed-End Fund.

The current Board-Nominated Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominee,

James A. Jacobson.

OVERVIEW

What is the purpose of the Annual Meeting?

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of each Fund (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund will vote on whether to elect the current Board-Nominated Trustees’ nominees for Trustees of the Funds (the “Board Nominees”) (the “Proposal”).

What is the proxy contest about?

In addition to the Board Nominees, Dryden Capital, LLC, operating in concert with a hedge fund it manages (“Dryden”), has nominated Derrick A. Clark as a competing preferred shares Trustee nominee for each Fund (the “Dryden Nominee”). Dryden is a Preferred Shareholder that owns less than 1% of each Fund’s Auction Rate Preferred Shares (“ARPS”).

What is the Board’s recommendation?

●	The current Board-Nominated Trustees do not support the Dryden Nominee and urge you to vote in favor of re-electing the incumbent preferred share Board Nominee, James A. Jacobson.

●	The current Board-Nominated Trustees have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

●	The current Board-Nominated Trustees of the Funds urge you NOT TO RETURN any proxy card sent by Dryden.

For Internal Distribution Only	Page 1

How does this proxy contest affect voting by Common Shareholders?

For Common Shareholders, the upcoming annual shareholder meeting for the Funds will be similar to previous meetings. As has been the case at previous meetings, you will be asked to vote, together with the Preferred Shareholders, on the Funds’ incumbent Board Nominees. You will not be asked to vote for any Dryden Nominee.

Who is paying for the costs of the proxy solicitation?

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. PIMCO serves as the investment manager of each Fund.

What are Shareholders being asked to vote on?

1.	Election of Trustees;

CURRENT BOARD-NOMINATED TRUSTEES’ RECOMMENDATION – “FOR” THE BOARD NOMINEES

COMMON

NAME OF NOMINEE	YEAR OF BIRTH	FUNDS
(01) Sarah E. Cogan	1956	PIMCO Municipal Income Fund (“PMF”)
(02) Deborah A. DeCotis	1952	PIMCO California Municipal Income Fund (“PCQ”)
(03) David N. Fisher	1968	PIMCO New York Municipal Income Fund (“PNF”)
(04) Hans W. Kertess	1939	PIMCO Municipal Income Fund II (“PML”)
		PIMCO California Municipal Income Fund II “PCK”)
		PIMCO New York Municipal Income Fund II (“PNI”)

NAME OF NOMINEE	YEAR OF BIRTH	FUNDS
(01) Sarah E. Cogan	1956	PIMCO Municipal Income Fund III (“PMX”) PIMCO California Municipal Income Fund III (“PZC”)
(02) David N. Fisher	1968
(03) Alan Rappaport	1953

PREFERRED

NAME OF NOMINEE	YEAR OF BIRTH	FUNDS
(01) Sarah E. Cogan	1956

PIMCO Municipal Income Fund (“PMF”)

PIMCO California Municipal Income Fund (“PCQ”)

PIMCO New York Municipal Income Fund (“PNF”)

PIMCO Municipal Income Fund II (“PML”)

PIMCO California Municipal Income Fund II (“PCK”)

PIMCO New York Municipal Income Fund II (“PNI”)

(02) Deborah A. DeCotis	1952
(03) David N. Fisher	1968
(04) James A. Jacobson	1945
(05) Hans W. Kertess	1939

NAME OF NOMINEE	YEAR OF BIRTH	FUNDS

For Internal Distribution Only

(01) Sarah E. Cogan	1956	PIMCO Municipal Income Fund III (“PMX”) PIMCO California Municipal Income Fund III (“PZC”)
(02) David N. Fisher	1968
(03) James A. Jacobson	1945
(04) Alan Rappaport	1953

COMMON & PREFERRED

	Cogan	DeCotis	Fisher	Jacobson	Kertess	Rappaport

NAME OF FUND			TRUSTEE SINCE

PIMCO Municipal Income Fund (“PMF”)	2019	2011	2019	2009	2001	2010

PIMCO California Municipal Income Fund (“PCQ”)	2019	2011	2019	2009	2001	2010

PIMCO New York Municipal Income Fund (“PNF”)	2019	2011	2019	2009	2001	2010

PIMCO Municipal Income Fund II (“PML”)	2019	2011	2019	2009	2002	2010

PIMCO California Municipal Income Fund II (“PCK”)	2019	2011	2019	2009	2002	2010

PIMCO New York Municipal Income Fund II (“PNI”)	2019	2011	2019	2009	2002	2010

PIMCO Municipal Income Fund III (“PMX”)	2019	2011	2019	2009	2003	2010

PIMCO California Municipal Income Fund III (“PZC”)	2019	2011	2019	2009	2003	2010

THE CURRENT BOARD-NOMINATED TRUSTEES RECOMMEND A VOTE “FOR”

THE BOARD NOMINEES

ADDITIONAL INFORMATION REGARDING THE PREFERRED PROXY CONTEST

How does the Board fulfill its fiduciary obligations to Preferred Shareholders?

The Funds’ Trustees (including preferred share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. This applies to all aspects of the Trustees’ oversight responsibilities, including, without limitation, their oversight of the Funds’ performance and the use of leverage.

●

At each of the Funds’ regular quarterly meetings, the Trustees review and consider detailed reports from PIMCO regarding the Funds’ use of leverage, financing costs, and available alternatives to the Funds’ Auction Rate Preferred Shares (“ARPS”).

○

In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, market conditions, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price. These factors may vary over time and the decision regarding the best form of financing for a Fund is a Fund-specific decision on the particular dynamics of the Fund’s financing profile and other market factors.

○

PIMCO and the Trustees have continued to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and all of their shareholders (both common and preferred), and will continue to do so. In this regard, at each quarterly meeting, PIMCO continues to provide the Trustees with extensive materials and

For Internal Distribution Only

engage in robust discussions regarding the Funds’ use of leverage, including, without limitation, PIMCO’s assessment of the relative costs of ARPS, Variable Rate Municipal Term Preferred Shares (“VMTPS”) and other forms of leverage available to the Funds. PIMCO has continued to explain its views on the value of the ARPS to the Funds as compared to available financing arrangements.

What actions has the Board taken to provide value for preferred holders?

In 2018, at PIMCO’s recommendation, each Fund offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their ARPS at a price of 85% of the ARPS’ liquidation preference (i.e., “face value”) in a tender offer.

●

In considering the interests of all shareholders, the Board determined that, at the time and under then-current market conditions, this price represented fair value for the ARPS and was in the best interests of the Funds and their shareholders.

●

In connection with these tender offers, between 12.26% and 26.58% of the Funds’ then-outstanding ARPS were tendered by shareholders. Through such tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate.

Has the Board ever engaged in discussions with Dryden regarding their concerns?

Prior to Dryden’s nomination of Mr. Buffington to stand for election as a preferred share Trustee at the Funds’ 2018 annual shareholder meeting, PIMCO and certain of the Funds’ Trustees met with and responded to various questions from Dryden to the extent possible without disclosing material, non-public information.

PIMCO and those Trustees explained their views on the value of the permanency of the ARPS to the Funds as compared to available financing alternatives, and explained the Trustees’ fiduciary duty to consider the best interests of all shareholders (both common and preferred), including when considering the Funds’ use of leverage. Following Mr. Buffington’s election last year, PIMCO and the Trustees have continued to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and all of their shareholders (both common and preferred), and will continue to do so.

How does the Board continue to monitor the Funds’ use of leverage?

At each quarterly Board meeting, PIMCO continues to provide the Trustees with extensive materials and engage in robust discussions regarding the Funds’ use of leverage, including, without limitation, PIMCO’s assessment of the relative costs of ARPS, VMTPS and other forms of leverage available to the Funds.

●	PIMCO has continued to explain its views on the value of the ARPS to the Funds as compared to available financing alternatives.

●

PIMCO has explained to the Trustees that recent declines in market interest rates since the 2018 tender offers have reduced the weekly dividends payable on the ARPS and the Funds’ associated costs, such that the ARPS have, in PIMCO’s view, become an even more valuable source of leverage for the Funds in comparison to alternative forms of leverage available to the Funds, based on, among other considerations, current market conditions and PIMCO’s current interest rate outlook.

For Internal Distribution Only

What is Dryden’s ownership of preferred shares?

Dryden is a Preferred Shareholder that owns less than 1% of each Fund’s ARPS. Dryden first purchased ARPS of each Fund in 2016, and continued to purchase ARPS of certain of the Funds at a substantial discount to their face value as recently as June 2018.

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At:

www.pimco.com/closedendfunds and https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO2019.pdf

AST Fund Solutions LLC is mentioned on page 7 of the Proxy Statement.

For Internal Distribution Only

FUND NAME	CLASS	TICKER	CUSIP
PIMCO California Municipal Income Fund	Common Shares	PCQ	72200N106
PIMCO California Municipal Income Fund	Preferred Shares Series A	PCQ	72200N205
PIMCO California Municipal Income Fund	Preferred Shares Series B	PCQ	72200N304
PIMCO California Municipal Income Fund	Preferred Shares Series C	PCQ	72200N403
PIMCO California Municipal Income Fund	Preferred Shares Series 2022	PCQ	72200N502

PIMCO California Municipal Income Fund II	Common Shares	PCK	72200M108
PIMCO California Municipal Income Fund II	Preferred Shares Series A	PCK	72200M207
PIMCO California Municipal Income Fund II	Preferred Shares Series B	PCK	72200M306
PIMCO California Municipal Income Fund II	Preferred Shares Series C	PCK	72200M405
PIMCO California Municipal Income Fund II	Preferred Shares Series D	PCK	72200M504
PIMCO California Municipal Income Fund II	Preferred Shares Series E	PCK	72200M603
PIMCO California Municipal Income Fund II	Preferred Shares Series 2022	PCK	72200M702

PIMCO California Municipal Income Fund III	Common Shares	PZC	72201C109
PIMCO California Municipal Income Fund III	Preferred Shares Series A	PZC	72201C208
PIMCO California Municipal Income Fund III	Preferred Shares Series B	PZC	72201C307
PIMCO California Municipal Income Fund III	Preferred Shares Series 2022	PZC	72201C406

PIMCO Municipal Income Fund	Common Shares	PMF	72200R107
PIMCO Municipal Income Fund	Preferred Shares Series A	PMF	72200R206
PIMCO Municipal Income Fund	Preferred Shares Series B	PMF	72200R305
PIMCO Municipal Income Fund	Preferred Shares Series C	PMF	72200R404
PIMCO Municipal Income Fund	Preferred Shares Series D	PMF	72200R503
PIMCO Municipal Income Fund	Preferred Shares Series E	PMF	72200R602
PIMCO Municipal Income Fund	Preferred Shares Series 2022	PMF	72200R701

PIMCO Municipal Income Fund II	Common Shares	PML	72200W106
PIMCO Municipal Income Fund II	Preferred Shares Series A	PML	72200W205
PIMCO Municipal Income Fund II	Preferred Shares Series B	PML	72200W304
PIMCO Municipal Income Fund II	Preferred Shares Series C	PML	72200W403
PIMCO Municipal Income Fund II	Preferred Shares Series D	PML	72200W502
PIMCO Municipal Income Fund II	Preferred Shares Series E	PML	72200W601
PIMCO Municipal Income Fund II	Preferred Shares Series 2022	PML	72200W700

PIMCO Municipal Income Fund III	Common Shares	PMX	72201A103
PIMCO Municipal Income Fund III	Preferred Shares Series A	PMX	72201A202
PIMCO Municipal Income Fund III	Preferred Shares Series B	PMX	72201A301
PIMCO Municipal Income Fund III	Preferred Shares Series C	PMX	72201A400
PIMCO Municipal Income Fund III	Preferred Shares Series D	PMX	72201A509
PIMCO Municipal Income Fund III	Preferred Shares Series E	PMX	72201A608
PIMCO Municipal Income Fund III	Preferred Shares Series 2022	PMX	72201A707

PIMCO New York Municipal Income Fund	Common Shares	PNF	72200T103
PIMCO New York Municipal Income Fund	Preferred Shares Series A	PNF	72200T301

PIMCO New York Municipal Income Fund II	Common Shares	PNI	72200Y102
PIMCO New York Municipal Income Fund II	Preferred Shares Series A	PNI	72200Y201
PIMCO New York Municipal Income Fund II	Preferred Shares Series B	PNI	72200Y300
PIMCO New York Municipal Income Fund II	Preferred Shares Series 2022	PNI	72200Y409

For Internal Distribution Only

PIMCO Municipal Closed-End Funds
Proxy Contest Script – Preferred Shares
(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with the PIMCO Funds. You should have received a proxy statement and a WHITE proxy card for the Annual Meeting of Shareholders scheduled for December 17, 2019. Do you still have Management’s WHITE proxy card?

(Pause For Response)

STILL HAS WHITE CARD:    (Proceed)

DOESN’T HAVE WHITE PROXY CARD:

Registered Holder - We will be happy to send you an additional WHITE proxy card. (Proceed)

Beneficial Holder – Please contact your broker for an additional proxy card. Be sure to inform them that you need the WHITE proxy card representing management. (Proceed)

The current Board-Nominated Trustees greatly appreciate your support and are asking preferred shareholders to vote using only Management’s WHITE proxy card in support of the incumbent nominees to the Board. The current Board-Nominated Trustees urge preferred shareholders to disregard the GOLD proxy card sent to you by Dryden Capital Fund, LP, a shareholder that owns less than 1% of each Fund’s Auction Rate Preferred Shares.

Your Fund’s current Board-Nominated Trustees believe that the incumbent nominees to the Board are experienced and highly qualified individuals who have worked well together as a Board and have a strong history of actively supporting the interests of the Funds and all of their shareholders.

Do you think that you will be returning the WHITE proxy card in support of the current Board-Nominated Trustees’ recommendation?

(Pause For Response)

YES OR POSITIVE RESPONSE:

Thank you. Please vote promptly by mail, internet or telephone by following the instructions on the WHITE proxy card or voting instruction form you received to ensure your shares are counted at the meeting. If you have any questions or you require any assistance, please feel free to call 1-866-406-2288 Monday thru Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you and have a good (morning/afternoon/evening).

NO RESPONSE - HAS QUESTIONS –NOT VOTING –SENDING OTHER CARD:

May I ask what is stopping you from supporting the view of your current Board-nominated Trustees and returning the WHITE proxy card? (Pause For Response) (Notate)

Your vote at the upcoming meeting is very important, and there are a few things the current Board-Nominated Trustees believe you should take into account when making your decision.

(Refer to Fact Sheet)

For Internal Distribution Only

Given that information, do you think that you might return the WHITE proxy card in support of the Board-Nominated Trustees’ recommendation?

YES OR POSITIVE (Go to Yes or positive response above)

NO OR NEGATIVE (Go to S/H still sending other card/not voting below)

S/H STILL SENDING OTHER CARD/NOT VOTING

I understand. If you have any questions or you require any assistance, please feel free to contact 1-866-406-2288 Mon. – Fri. from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good (morning/afternoon/evening).

For Internal Distribution Only

PIMCO Municipal Closed-End Funds Proxy Contest

Answering Machine Script

Hello.

I am calling regarding your investment with the PIMCO Municipal Closed-End Funds.

The Annual Meeting of Shareholders is scheduled to take place on December 17, 2019. The current Board-Nominated Trustees greatly appreciate your support and are asking preferred shareholders to vote using only Management’s WHITE proxy card in support of the incumbent nominees to the Board.

The current Board-Nominated Trustees urge preferred shareholders to disregard the GOLD proxy card sent to you by Dryden Capital Fund, LP, a shareholder that owns less than 1% of each Fund’s Auction Rate Preferred Shares.

Please vote by mail, internet or telephone by following the instructions on the WHITE proxy card or voting instruction form you received to ensure your shares are counted at the meeting.

If you have any questions or require assistance, please feel free to call 1-866-406-2288 Monday thru Friday from 9 a.m. to 10 p.m. Eastern Time.

Your vote is very important. Thank you and have a good day.

PIMCO Municipal Closed-End Funds

Level I Answering Machine Script

Hello.

I am calling on behalf of your investment with the PIMCO Municipal Closed-End Funds.

The Annual Meeting of Shareholders is scheduled to take place on December 17, 2019. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-406-2288 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.